UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2020
Date of Report (Date of earliest event reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4423 (Commission File Number)	94-1081436 (I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA (Address of principal executive offices)	94304 (Zip Code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class Common stock, par value $0.01 per share	Trading Symbol(s) HPQ	Name of each exchange on which registered New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  Effective February 27, 2020, the Board of Directors (the “Board”) of HP Inc. (“HP”) expanded the size of the Board to thirteen members and appointed Richard L. Clemmer to fill the resulting vacancy.  As previously announced, the size of the Board will be reduced by one upon the effectiveness of Dion Weisler’s previously announced departure from the Board in connection with the 2020 Annual Meeting, with the result that the size of the Board will be twelve.  Mr. Clemmer has served as the Chief Executive Officer and Executive Director of NXP Semiconductors N.V. since January 2009.

The Board has determined that Mr. Clemmer qualifies as an independent director under the listing standards of the New York Stock Exchange.  The Board anticipates naming Mr. Clemmer to serve on one or more committees of the Board, but at the time of this Form 8-K, the Board  has not determined the committee(s) to which he will be named.

Mr. Clemmer will receive compensation for service as a non-employee director of the Company on terms generally consistent with the compensation provided to other non-employee directors, as determined by the Board from time to time.  There are no arrangements or understandings between Mr. Clemmer and any other persons pursuant to which Mr. Clemmer was selected as a director.  Mr. Clemmer has no direct or indirect material interest in any transaction required to be disclosed pursuant to item 404(a) of Regulation S-K.

Item 8.01.	Regulation FD Disclosure

A copy of the Company’s news release announcing Mr. Clemmer’s appointment has been filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report:

99.1	Press Release, dated February 27, 2020

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2020

By:	/s/ Ruairidh Ross
Name:	Ruairidh Ross
Title:	Deputy General Counsel and Assistant Secretary